UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2013

CNL HEALTHCARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant's telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pacific Northwest Senior Housing Portfolio

CHP Partners, LP, the operating partnership of CNL Healthcare Properties, Inc. (the “Company”), entered into separate purchase and sale agreements (collectively, the “Related Purchase Agreements”), each dated as of August 21, 2013 (the “Effective Date”), relating to the acquisition of a portfolio of twenty-one (21) senior housing communities located in five states throughout the Pacific Northwest of the United States (collectively, the “Pacific Northwest Senior Communities”) for an aggregate purchase price of approximately $457.3 million. The Pacific Northwest Senior Communities collectively feature 2,186 residential units, comprised of 664 independent living units, 1,366 assisted living units, and 156 memory care units.

The following table sets forth the names and locations of the Pacific Northwest Senior Communities, their purchase prices, and the identities of the sellers of each of the communities (collectively, the “PNWC Sellers”). The PNWC Sellers are related to one another; however, none of the PNWC Sellers is affiliated with the Company.

Names & Locations of Communities	No. of Units	Approx. Purchase Price (in millions)		Sellers
Bridgewood at Four Seasons Retirement & Assisted Living Community Vancouver, WA (“Bridgewood”)	124		$22.1	Vancouver Bridgewood, LLC
Cascadia Village Retirement & Assisted Living Community Sandy, OR (“Cascadia Village”)	84		$17.4	Sandy Assisted Living, LLC
Gibson Creek Retirement Cottages & (1) Assisted Living Community Salem, OR (“Gibson Creek”)	58	$ $	10.6 1.7	JILAR Enterprises, LLC JILAR Cottages, LLC
Huntington Terrace Assisted Living Community Gresham, OR (“Huntington Terrace”)	66		$15.0	Gresham Assisted Living, LLC
Oak Park Assisted Living Community Roseburg, OR (“Oak Park”)	63		$12.1	Roseburg Assisted Living, LLC
Rosemont Retirement & Assisted Living Community Yelm, WA (“Rosemont”)	87		$16.9	MWSH Yelm, LLC
West Hills Retirement and Assisted Living Community Corvallis, OR (“West Hills”)	66		$15.0	West Hills Assisted Living Community, LLC
Arbor Place Senior Living Community Medford, OR (“Arbor Place”)	72		$15.8	MWSH Medford, LLC
Auburn Meadows Senior Community, Assisted Living and Special Care Auburn, WA (“Auburn Meadows”)	102		$21.9	Auburn Assisted Living, LLC
Beaverton Hills Assisted Living Residence Beaverton, OR (“Beaverton Hills”)	60		$12.9	MWSH Beaverton, LLC

Names & Locations of Communities	No. of Units	Approx. Purchase Price (in millions)	Sellers
Bonaventure of Billings Senior Living Community Billings, MT (“Billings”)	210	$48.3	MWSH Billings, LLC
Bonaventure Place Retirement & Assisted Living Community Boise, ID (“Bonaventure Place”)	206	$40.0	MWSH Boise, LLC
Cambridge Terrace Assisted Living Albany, OR (“Cambridge Terrace”)	50	$10.0	Albany Assisted Living, LLC
Five Rivers Retirement & Assisted Living Community Tillamook, OR (“Five Rivers”)	88	$16.7	Five Rivers Assisted Living & Retirement Community, LLC
High Desert Assisted Living Community Bend, OR (“High Desert”)	68	$13.6	MWSH Bend, LLC
Bonaventure of Idaho Falls Senior Living Community Idaho Falls, ID (“Idaho Falls”)	193	$44.4	MWSH Idaho Falls, LLC
Monticello Park Retirement & Assisted Living Community Longview, WA (“Monticello Park”)	144	$27.4	Longview Monticello, LLC
Orchard Heights Senior Community Salem, OR (“Orchard Heights”)	79	$17.8	Orchard Heights Senior Community, LLC
Riverwood Assisted Living Residence Tualatin, OR (“Riverwood”)	60	$9.7	Tualatin Assisted Living, LLC
Southern Hills Assisted Living Community Salem, OR (“Sothern Hills”)	66	$12.9	Southern Hills Assisted Living Community, LLC
Bonaventure of Sparks Senior Living Community Sparks, NV (“Sparks”)	240	$55.2	MWSH Sparks, LLC

Totals:	2,186	$457.3	—

(1)

Sale of the Gibson Creek Community is covered under two separate agreements relating to the acquisition of all of the respective interests of the sellers of Gibson Creek, as tenants, in two ground leases with Salem Masonic Temple Association, as landlord, as well as all of the improvements and related assets on the land.

The Company is currently conducting due diligence on the Pacific Northwest Senior Communities during an initial 30-day inspection period (or in the case of the West Hills Community, a 90-day inspection period) (the “Due Diligence Period”). Within five days of the Effective Date, the Company will escrow initial earnest money deposits on the Pacific Northwest Senior Communities in the approximate aggregate amount of $6.8 million. Second deposits, also in the approximate aggregate amount of $6.8 million, are due on or before the expiration of the applicable Due Diligence Period. The earnest money deposits are non-refundable and will be applied toward the purchase price of the

Pacific Northwest Senior Communities at closing. Notwithstanding, the Company is entitled to a full refund of its earnest money deposits in the event that (i) the Company terminates the Related Purchase Agreements on or before the end of the applicable Due Diligence Periods; (ii) the PNWC Sellers default under the Related Purchase Agreements; or (iii) certain conditions precedent to the Company’s obligation to close on the acquisition of the Pacific Northwest Communities are not satisfied or waived. The Due Diligence Periods will automatically extend for an additional 15-day period (the “Extended Due Diligence Period”), with the exception of the Due Diligence Period for the inspection of the West Hills Community, which does not contain an automatic extension; and upon such occurrence, the Company will be entitled to a partial refund of the earnest money deposits (less the amount of the initial deposits) if it terminates the Related Purchase Agreements after the Due Diligence Period but before the end of the Extended Due Diligence Period.

The acquisition of the Pacific Northwest Senior Communities is subject to the fulfillment of certain conditions precedent, including receipt of required approvals and licenses from applicable state governmental authorities. The Company expects to acquire the Pacific Northwest Senior Communities with cash, including available amounts raised in the Company’s public offering of common stock, amounts received from the disposition of its joint venture with Sunrise Senior Living in July 2013, and amounts available under the Company’s revolving line of credit with Keybank, N.A. on August 19, 2013. While the Company may evaluate other financing alternatives as well as a possible assignment of the acquisition of some of the Pacific Northwest Communities to CNL Lifestyle Properties, Inc. (“CLP”), an affiliate of the Company’s sponsor, there is no financing condition to closing. Assuming the Company’s satisfactory completion of its due diligence investigations and the satisfaction or waiver all other outstanding contingencies, the acquisitions are anticipated to occur in a series of closings, as set forth in the table below, commencing October 22, 2013. The second closing will take place 30 days after the first closing; and the third closing will occur two weeks from the date on which the Company receives approval from the Oregon Housing Community Services. The fourth and final closing will take place within two weeks of the date that Seller of the West Hills Community receives approval from the United States Department of Housing and Urban Development to assign the debt relating to the property (“HUD Approval”).

CLOSING SCHEDULE

1st Closing:	2nd Closing	3rd Closing	4th Closing
Bonaventure Place	Huntington Terrace	Cascadia	West Hills
Beaverton Hills	Bridgewood	Gibson Creek
Five Rivers	Rosemont	Oak Park
Sparks	Monticello Park	Cambridge
Idaho Falls	Orchard Heights
Billings	Arbor Place
Auburn Meadows
High Desert
Riverwood
Southern Hills

The PNWC Sellers’ obligations to consummate the transactions are expressly contingent upon the closing of the entire portfolio of the related communities in accordance with the foregoing schedule; provided, however, that the Company has the right to terminate any two, but not more than two, of the acquisitions prior to the end of the Extended Due Diligence Period (or in the case of the West Hills Community, prior to the end of its Due Diligence Period), and any such terminations by the Company will not relieve the PNWC Sellers from consummating the sale of the remaining Pacific Northwest Communities. Further, any termination of the West Hills Community transaction resulting from its failure to receive HUD Approval will not relieve the PNWC Sellers of their obligations to consummate the other transactions.

The Pacific Northwest Senior Communities are currently operated by Mountain West Retirement Corporation, doing business as, Bonaventure Senior Living (“Bonaventure”). The Company plans to engage the services of a new third party operator to manage the communities upon closing. However, in the event the Company is not able to contract with a new operator prior to closing, Bonaventure has agreed to continue to manage the communities on substantially the same terms as are currently in place between it and the PNWC Sellers for a period of up to nine months from the closings.

There can be no assurance that any or all of the conditions to closing will be satisfied or, if satisfied, that one or more of Pacific Northwest Communities will be acquired by the Company. As noted, the Company has the right to assign any of the Related Purchase Agreements; and it is presently contemplating a possible assignment of the acquisition of some of the Pacific Northwest Communities to CL P.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase and Sale Agreement dated as of August 21, 2013 by and between Vancouver Bridgewood, LLC and CHP Partners, LP (Filed herewith).

10.2	Schedule of Omitted Documents (Filed herewith.)

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company's actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; the availability of proceeds from the Company’s offering of its shares; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s ability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company's actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2013		CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson

Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer